RIO BRAVO INTERNATIONAL, INC.
                  DEVELOPMENT AND FRANCHISE AGREEMENT SCHEDULE
                             AS OF DECEMBER 27, 1998

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                                                                   (3)                                                       (5)
                                                                 DATE OF                                                 DEVELOPMENT
                                                               DEVELOPMENT                      (4)                       SCHEDULE
             (1)                                             AGREEMENT (DA)       TERRITORY (all or part                   (total
       DEVELOPER NAME                    (2)                  OR FRANCHISE            of the states/countries           restaurants/
         AND ADDRESS                 PRINCIPALS              AGREEMENT (FA)       listed) OR LOCATION                     deadline)


APPLE-METRO, INC.             Roy Raeburn                      (DA.A)  03-26-97   NY                                     5/05-15-01
550 Mamaroneck Ave.           Zane Tankel                    Amended:  01-01-98
Suite 301                                                              11-01-98
Harrison, NY 10528
                                                              (FA.A1)  03-26-97   2690 Hylan Blvd.
                                                             Amended:  01-01-98   Staten Island, NY
                                                                       11-01-98

                                                              (FA.A2)  08-26-97   2655 Richmond Ave.
                                                             Amended:  01-01-98   Staten Island, NY
                                                                       11-01-98


APPLE SAUCE, INC.             W. Curtis Smith                  (DA.A)  08-15-96   IN, OH                                 5/01-31-01
741 Centre View Blvd.         James P. Borke                 Amended:  01-01-98
Suite 100                                                              11-01-98
Crestview Hills, KY 41017
                                                              (FA.A1)  08-15-96   500 E. 81st Avenue
                                                             Amended:  01-01-98   Merrillville, IN
                                                                       11-01-98


APPLE SAUCE, INC.             W. Curtis Smith                  (DA.B)  08-15-96   FL                                     5/01-31-01
741 Centre View Blvd.         James P. Borke                 Amended:  01-01-98
Suite 100                                                              11-01-98
Crestview Hills, KY 41017
                                                              (FA.B1)  08-15-96   (to be determined)



BRAVO AMERICAN                Donald W. Strang, Jr.            (DA.A)  04-22-97   IL                                     5/07-15-01
  CHICAGO LIMITED             Allen S. Musikantow             Amended: 01-01-98
  LIABILITY COMPANY                                                    11-01-98
8905 Lake Avenue
Cleveland, OH  44102
                                                              (FA.A1)  04-22-97   3080 Warrenville Road
                                                              Amended: 01-01-98   Lisle, IL
                                                                       11-01-98

BRAVO AMERICAN                Donald W. Strang, Jr.             (DA.A) 11-11-96   IN                                     5/01-31-01
  INDIANA LIMITED             Allen S. Musikantow             Amended: 01-01-98
  LIABILITY COMPANY                                                    11-01-98
8905 Lake Avenue
Cleveland, OH  44102                                           (FA.A1) 11-11-96   2525 Sagamore Pkwy. S.
                                                              Amended: 01-01-98   Lafayette, IN
                                                                       11-01-98


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BRAVO AMERICAN                Donald W. Strang, Jr.            (DA.A)  02-07-96   OH                                     5/06-30-00
  OHIO LIMITED                Allen S. Musikantow             Amended: 01-01-98
  LIABILITY COMPANY                                                    11-01-98
8905 Lake Avenue
Cleveland, OH  44102                                         (FA.A1)   02-07-96   1541 Golden Gate Plaza
                                                             Amended:  01-01-98   Mayfield Heights, OH
                                                                       11-01-98

                                                             (FA.A2)   03-25-97   17227 SouthPark Center
                                                             Amended:  01-01-98   Strongsville, OH
                                                                       11-01-98


BRAVO HOSPITALITY,            Edward W. Doherty                (DA.A)  08-06-97   NJ                                     4/03-31-01
  LLC                         William A. Johnsen              Amended: 01-01-98
7 Pearl Court                                                          11-01-98
Allendale, NJ  07401
                                                              (FA.A1)  08-06-97   (to be determined)



DAKOTA RIO, INC.              Todd G. Porter                  (DA.A)   06-25-97   SD, MT, WY, NE, MN, IA                 2/08-01-99
101B Empire Office Ctr.                                      Amended:  01-01-98
4305 S. Louise Avenue                                                  12-23-98
Sioux Falls, SD  57106                                                 11-01-98

                                                              (FA.A1)  06-25-97   2801 S. Louise Ave.
                                                             Amended:  01-01-98   Sioux Falls, SD
                                                                       11-01-98



HEARTLAND RIO, INC.           James H. Stevens                 (DA.A)  01-16-96   KS, IA, MO, NE                         3/10-31-98
2400 N. Woodlawn                                             Amended:  01-01-98
Suite 140                                                              11-01-98
Wichita, KS  67220
                                                              (FA.A1)  01-16-96   8310 E. 21st Street
                                                              Amended: 01-01-98   Wichita, KS
                                                                       11-01-98

                                                              (FA.A2)  12-09-97   8406 W. Central Avenue
                                                              Amended: 01-01-98   Wichita, KS
                                                                       11-01-98


MANZANA GRANDE,               Myron Thompson                   (DA.A)  01-15-97   ND, SD, MN                             3/08-15-99
  INC.                        Engen Eckmann                   Amended: 01-01-98
1225 S. Broadway                                                       11-01-98
Minot, ND  58701
                                                              (FA.A1)  01-15-97   3000 32nd Ave. South
                                                              Amended: 01-01-98   Grand Forks, ND
                                                                       11-01-98


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MISS-ALA-RIO, INC.            Glenn D. Durham                  (DA.A)  01-24-96   AL, GA, TN, FL, MS                     5/06-30-00
601 Vestavia Pkwy.            Fred Gustin                     Amended: 01-01-98
Suite 1000                                                             11-01-98
Birmingham, AL 35216
                                                             (FA.A1)   01-24-96   2070 Eastern Blvd.
                                                             Amended:  01-01-98   Montgomery, AL
                                                                       11-01-98



OZARK RIO, INC.               Gregory R. Walton                (DA.A)  02-29-96   MO, AR, OK, KS                         4/08-31-99
3252 Roanoke                                                 Amended:  01-01-98
Kansas City, MO  64111                                                 11-01-98

                                                              (FA.A1)  02-29-96   2040 E. Independence Ave.
                                                              Amended: 01-01-98   Springfield, MO
                                                                       11-01-98

                                                               (FA.A2) 08-26-97   Hwy. 71 Bypass & College
                                                              Amended: 01-01-98   Fayetteville, AR
                                                                       11-01-98


RCI CANTINA, LLC              Stephen A. Grove                (DA.A)   02-01-96   AL, GA, SC                             4/08-31-99
400 Interstate N. Pkwy.                                      Amended:  01-01-98
Suite 1200                                                             11-01-98
Atlanta, GA  30339
                                                             (FA.A1)   02-01-96   2128 Washington Road
                                                             Amended:  01-01-98   Augusta, GA
                                                                       11-01-98

                                                             (FA.A2)   12-03-96   169 Tom Hill Senior
                                                             Amended:  01-01-98   Macon, GA
                                                                       11-01-98

                                                             (FA.A3)   06-25-97   3327 Gentian Blvd.
                                                             Amended:  01-01-98   Columbus, GA
                                                                       11-01-98


RCI CANTINA II, LLC           Stephen A. Grove                (DA.A)   01-22-98   TN, GA, AL, NC, KY,                    5/08-01-02
400 Interstate N. Pkwy.                                      Amended:  01-22-98   MO, AR
Suite 1200                                                             11-01-98
Atlanta, GA  30339
                                                             (FA.A1)   01-22-98   7020 Shallowford Road
                                                              Amended: 11-01-98   Chattanooga, TN


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RCI CANTINA III, LLC          Stephen A. Grove                (DA.A)   01-22-98   CO                                     5/08-01-02
400 Interstate N. Pkwy.                                      Amended:  01-22-98
Suite 1200                                                             11-01-98
Atlanta, GA  30339
                                                             (FA.A1)   01-22-98   6676 S. Parker Rd.
                                                              Amended: 11-01-98   Aurora, CO


RIO ROSE, L.P.                Harry T. Rose                    (DA.A)  09-16-97   NJ, PA                                 5/04-14-02
826 Newton Yardley Rd.                                       Amended:  01-01-98
Suite 200                                                              11-01-98
Newtown, PA  18940
                                                              (FA.A1)  09-16-97   (to be determined)


RIORO, INC.                   Michael Olander                  (DA.A)  02-29-96   NC, SC                                 5/06-30-00
170 Windchime Court                                           Amended: 01-01-98
Raleigh, NC  27615                                                     11-01-98

                                                              (FA.A1)  02-29-96   9813 South Blvd.
                                                              Amended: 01-01-98   Pineville, NC
                                                                       11-01-98


RIORO, INC.                   Michael Olander                  (DA.B)  02-29-96   WV, NC                                 5/06-30-00
170 Windchime Court                                           Amended: 08-29-96
Raleigh, NC  27615                                                     01-01-98
                                                                       11-01-98

                                                              (FA.B1)  02-29-96   (to be determined)


SOUTH COAST                   William F. Palmer                (DA.A)  02-22-96   FL                                     5/06-30-00
  CANTINAS, INC.                                             Amended:  03-13-97
6620 McGinnis Ferry Road                                               01-01-98
Suite B                                                                11-01-98
Duluth, GA  30155
                                                              (FA.A1)  02-29-96   (to be determined)


SOUTH COAST                   William F. Palmer                (DA.B)  02-22-96   NC, SC, GA                             5/06-30-00
  CANTINAS, INC.                                             Amended:  03-13-97
6620 McGinnis Ferry Road                                               01-01-98
Suite B                                                                11-01-98
Duluth, GA  30155
                                                              (FA.B1)  02-22-96   34 Tunnel Road
                                                              Amended: 01-01-98   Asheville, NC
                                                                       11-01-98

                                                              (FA.B2)  06-30-97   21 Roper Mountain Road
                                                              Amended: 01-01-98   Greenville, SC
                                                                       11-01-98

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                                                              (FA.B3)  09-09-97   838 Turner McCall Blvd.
                                                              Amended: 01-01-98   Rome, GA
                                                                       11-01-98

                                                              (FA.B4)  02-16-98   1701 Browns Bridge Road
                                                             Amended:  11-01-98   Gainesville, GA



T & K PARTNERS, LTD.          Michael J. Scanlon               (DA.A)  02-29-96   KY, OH, IN                             5/06-30-00
249 E. Main Street                                            Amended: 08-15-96
Suite 101                                                              01-01-98
Lexington, KY 40507                                                    11-01-98

                                                              (FA.A1)  02-29-96   2349 Richmond Road
                                                              Amended: 01-01-98   Lexington, KY
                                                               Closed: 09-14-98

                                                              (FA.A2)  08-15-96   7980 Hosbrook Road
                                                              Amended: 01-01-98   Madeira, OH
                                                               Closed: 09-14-98


T & K PARTNERS, LTD.          Michael J. Scanlon               (DA.A)  02-29-96   OH, IN, PA                             5/06-30-00
249 E. Main Street                                            Amended: 08-14-96
Suite 101                                                              01-01-98
Lexington, KY 40507                                                    11-01-98

                                                               (FA.A)  02-29-96   40 Hutchinson Avenue
                                                              Closed:  11-24-97   Worthington, OH



THE RIO TRIO                  Frank DeAngelo                  (DA.A)   01-17-96   FL, GA                                 4/08-31-99
  CORPORATION                                                Amended:  11-20-97
3305 Breckenridge Blvd.                                                01-01-98
Suite 126                                                              11-01-98
Duluth, GA  30096
                                                             (FA.A1)   01-17-96   1926 Capital Circle, N.E.
                                                              Amended: 01-01-98   Tallahassee, FL
                                                                       11-01-98


THE RIO TRIO                  Frank DeAngelo                   (DA.B)  08-10-96   VA, WV, NC                             5/01-31-01
  CORPORATION                                                 Amended: 11-20-97
3305 Breckenridge Blvd.                                                01-01-98
Suite 126                                                              11-01-98
Duluth, GA 30096
                                                              (FA.B1)  08-10-96   4105 Chesapeake Square Blvd.
                                                              Amended: 01-01-98   Chesapeake, VA
                                                                       11-01-98



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TLC-EAST, INC.                Matthew J. Fairbairn             (DA.A)  02-06-97   NY, PA                                 5/04-15-01
201 ATP Tour Blvd.            David Stein                     Amended: 01-01-98
Suite 120                                                              11-01-98
Ponte Vedra Beach, FL
   32082                                                      (FA.A1)  02-06-97   (to be determined)
(fka DSMF, INC.)

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